                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that he is a vice president and controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of July 1, 1994 94-4 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from July 1, 1994 to July 31, 1994 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10 day of August, 1994.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Robley D. Evans
                                  -----------------------------
                                    Robley D. Evans
                                    Vice President and Controller

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.55%, 7.35%, 7.70%,
                                  7.95%, 8.30%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-4
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                   July, 1994

                                       CUSIP#'S   393505-CR1, CS9, CT7, CU4, CV2
                                       TRUST ACCOUNT #3331982-0
                                       REMITTANCE DATE: 8/15/94

                                                     Total $        Per $1,000
                                                      Amount         Original
                                                   -------------    -----------
Class A Certificates
- - --------------------
(1)  Amount available (including Monthly
     Servicing Fee)                                $6,464,756.93

A.   Interest
     (2) Aggregate Interest
         a. Class A-1 Interest                        761,619.44     8.36944440
         b. Class A-2 Interest                        441,408.33     9.39166660
         c. Class A-3 Interest                        305,005.56     9.83888903
         d. Class A-4 Interest                        457,125.00    10.15833333
         e. Class A-5 Remittance Rate
            (8.30%,unless Weighted Average
               Contract Rate is below 8.30%)                8.30%
         f. Class A-5 Interest                        653,440.09    10.60555548

     (3) Amount applied to:
         a. Unpaid Class A Interest
            Shortfall                                        .00            .00

     (4) Remaining:
         a. Unpaid Class A Interest
            Shortfall                                        .00            .00

B.   Principal
     (5) Formula Principal Distribution Amount      3,497,128.29            N/A
         a. Scheduled Principal                       689,114.24            N/A
         b. Principal Prepayments                   2,595,991.87            N/A
         c. Liquidated Contracts                             .00            N/A
         d. Repurchases                               212,002.18            N/A

     (6) Pool Scheduled Principal Balance         304,450,904.71   988.64377130

    (6a) Pool Factor                                   .98864377

     (7) Unpaid Class A Principal Shortfall
         (if any)following prior Remittance
         date                                                .00

     (8) Class A Percentage for such Remittance
         Date (Until Class B Cross-Over Date,
         and on each Remittance Date thereafter
         unless each Class B Principal
         Distribution Test is satisfied, equals
         Class A Principal Balance divided by
         pool Scheduled Principal Balance)                 89.50%

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.55%, 7.35%, 7.70%,
                                  7.95%, 8.30%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-4
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                   July, 1994

                                  CUSIP#'S  393505-CR1, CS9, CT7, CU4, CV2
                                  TRUST ACCOUNT #3331982-0
                                  REMITTANCE DATE: 8/15/94

                                             Total $       Per $1,000
                                             Amount         Original
                                          ------------   ---------------

  (9)  Class A Percentage for the following
       Remittance Date                           89.38%

 (10)  Class A Principal Distribution:
       a. Class A-1                       3,497,128.29     38.42998121
       b. Class A-2                                .00             .00
       c. Class A-3                                .00             .00
       d. Class A-4                                .00             .00
       e. Class A-5                                .00             .00

 (11)  Class A-1 Principal Balance       87,502,871.71    961.57001879
(11a)  Class A-1 Pool Factor                 .96157002

 (12)  Class A-2 Principal Balance       47,000,000.00    1000.0000000
(12a)  Class A-2 Pool Factor                1.00000000

 (13)  Class A-3 Principal Balance       31,000,000.00    1000.0000000
(13a)  Class A-3 Pool Factor                1.00000000

 (14)  Class A-4 Principal Balance       45,000,000.00    1000.0000000
(14a)  Class A-4 Pool Factor                1.00000000

 (15)  Class A-5 Principal Balance       61,613,000.00    1000.0000000
(15a)  Class A-5 Pool Factor                1.00000000

 (16)  Unpaid Class A Principal Shortfall
       (if any)following current Remittance
       Date                                        .00

C. Aggregate Scheduled Balances and Number of Delinquent
   Contracts as of Determination Date

 (17)  31-59 days                           318,338.87              16

 (18)  60 days or more                       23,456.21               2

 (19)  Current Month Repossessions                 .00               0

 (20)  Repossession Inventory                      .00               0

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.55%, 7.35%, 7.70%,
                                  7.95%, 8.30%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-4
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                   July, 1994

                              CUSIP#'S  393505-CR1, CS9, CT7, CU4, CV2
                              TRUST ACCOUNT #3331982-0
                              REMITTANCE DATE: 8/15/94

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in August 2000)

(21) Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current
         Remittance Date                                               .01%

     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 4%)                                    .01%

(22) Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current
         Remittance Date                                                .1%

     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 6%)                                     .1%

(23) Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; may not exceed 7% from August 1, 1999 to
         July 31, 2000, 9% from August 1, 2000 to
         July 31, 2001 and 10% thereafter)                               0

(24) Current Realized Losses Test

     (a) Current Realized Losses for current Remittance
         Date                                                            0

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
         may not exceed 2.50%)                                           0

(25) Class B Principal Balance Test

     (a) Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance for prior Remittance date (must
         equal or exceed 21%) and the Class B Principal Balance
         as of such Remittance Date is greater than or equal
         to $6,158,961.00                                            10.50%

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.20%, 8.60%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-4
                           CLASS B AND C CERTIFICATES
                                 MONTHLY REPORT
                                   July, 1994

                           CUSIP#'S  393505-CW0, CX8
                           REMITTANCE DATE: 8/15/94


                                                    Total $      Per $1,000
                                                    Amount        Original
                                                    -------      ----------

CLASS B1 CERTIFICATES
- - ---------------------
 (1)   Amount Available less the Class A
       Distribution Amount (including Monthly
       Servicing Fee)                              340,030.22

 (2)   Class B-1 Remittance Rate (8.20% unless
       Weighted Average Contract Rate is
       below 8.20%)                                      8.20%

 (3)   Aggregate Class B1 Interest                 129,065.27    10.47777805

 (4)   Amount applied to Unpaid Class
       BI Interest Shortfall                              .00            .00

 (5)   Remaining unpaid Class B1
       Interest Shortfall                                 .00            .00

 (6)   Unpaid Class B1 Principal Shortfall
       (if any) following prior Remittance Date           .00

 (7)   Class B Percentage for such Remittance Date
       (until Class B Cross-over Date, and on each
       Remittance Date thereafter unless each Class
       B Principal Distribution Test is satisfied,
       equals zero.  Thereafter, if each Class B
       Principal Distribution Test is satisfied,
       equals 100% minus Class A Percentage)              .00

(7a)   Class B Percentage for the following
       Remittance Date                                    .00

 (8)   Class B1 Principal (Class B Percentage of
       Formula Principal Distribution Amount)             .00

(9a)   Class B1 Principal Shortfall                       .00

(9b)   Unpaid Class B1 Principal Shortfall                .00

(10)   Class B Principal Balance                32,335,033.00

(11)   Class B1 Principal Balance               12,318,000.00

                        GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.20%, 8.60%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-4
                           CLASS B AND C CERTIFICATES
                                 MONTHLY REPORT
                                   July, 1994
                                     Page 2

                           CUSIP#'S  393505-CW0, CX8
                           REMITTANCE DATE: 8/15/94

Class B2 and C Certificates
- - ---------------------------
(12)   Remaining Amount Available               219,964.95

(13)   Class B-2 Remittance Rate (8.60%
       unless Weighted Average Contract
       Rate is less than 8.60%)                       8.60%

(14)   Aggregate Class B2 Interest              219,964.95   10.98888881

(15)   Amount applied to Unpaid Class
       B2 Interest Shortfall                           .00           .00

(16)   Remaining Unpaid Class B2
       Interest Shortfall                              .00           .00

(17)   Unpaid Class B2 Principal Shortfall
       (if any) following prior Remittance Date        .00

(18)   Class B2 Principal Liquidation Loss Amount      .00

(19)   Class B2 Principal (zero until Class B1
       paid down; thereafter, Class B Percentage
       of Formula Principal Distribution Amount)       .00

(20)   Guarantee Payment                               .00

(21)   Class B2 Principal Balance            20,017,033.00

(22)   Monthly Servicing Fee (Deducted from
       Certificate Account balance to arrive
       at Amount Available if the Company is
       not the Servicer; deducted from funds
       remaining after payment of Class A
       Distribution Amount and Class B1 and B2
       Distribution Amount; if the Company
       is the Servicer)                                .00

(23)   Class C Residual Payment                        .00

(24)   Repossessed Contracts                           .00

(25)   Repossessed Contracts Remaining
       in Inventory                                    .00

(26)   Weighted Average Contract Rate             11.03119

                                   GTFC 94-4
                                     900-58
                                   July, 1994
                    Breach of Representation and Warranties



                                                         Repurchase
Account #         Principal            Interest            Amount
- - ---------        -----------           --------          -----------
93410190         $ 59,046.59          $  389.22          $ 59,435.81
93410198           51,612.10             340.21            51,952.31
93410263           40,352.36             265.99            40,618.35
80411631           61,011.13             402.17            61,413.30
                 -----------          ---------          -----------

                 $212,022.18          $1,397.59          $213,419.77
                 ===========          =========          ===========
